UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 12, 2007
Commission File Number: 1-5989
ANIXTER INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	94-1658138
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
2301 Patriot Blvd.
Glenview, Illinois 60026
(224) 521-8000
(Address and telephone number of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02. Unregistered Sales of Equity Securities.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Indenture
Registration Rights Agreement
Purchase Agreement
Confirmation of Convertible Note Hedge
Confirmation of Warrant Transaction

Item 1.01. Entry into a Material Definitive Agreement.
     On February 12, 2007, Anixter International Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) under which it agreed to sell $300 million aggregate principal amount of its 1% Senior Convertible Notes due 2013 (the “Notes”) to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC (collectively, the “Initial Purchasers”). The $300 million aggregate principal amount of Notes includes $25 million aggregate principal amount of the Notes issued in connection with an option granted to the Initial Purchasers to cover overallotments. On February 12, 2007, the Initial Purchasers exercised the aforementioned option in whole. The Purchase Agreement contains customary representations, warranties and covenants by the Company. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities. The Initial Purchasers and their affiliates engage in commercial banking, investment banking and other commercial dealings with the Company in the ordinary course of business. A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The net proceeds from the offering, after deducting the Initial Purchasers’ discount and the estimated offering expenses payable by the Company, were approximately $295.2 million.
     The closing of the sale of the Notes occurred on February 16, 2006. The Notes and the shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”), issuable in certain circumstances upon conversion of the Notes, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act.
     The Notes are governed by an indenture, dated as of February 16, 2006 (the “Indenture”), between the Company and the Bank of New York Trust Company, N.A., as trustee (the “Trustee”). A copy of the Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
     The Notes have an aggregate principal amount of $300 million. The Notes will bear interest at a rate of 1% per year, payable semiannually in arrears in cash on February 15 and August 15 of each year, beginning on August 15, 2007. The Notes will mature on February 15, 2013. The Notes will be convertible into cash and, if applicable, shares of Common Stock based on a conversion rate of 15.753 shares of Common Stock per $1,000 principal amount of Notes (which is equal to an initial conversion price of approximately $63.48 per share), subject to adjustment, only under the following circumstances: (1) if the closing price of the Common Stock reaches, or the trading price of the Notes falls below, specified thresholds, (2) if specified distributions to holders of the Common Stock occur, (3) if a fundamental change occurs or (4) during the period from, and including, January 15, 2013 to, but excluding, the maturity date. Upon conversion, for each $1,000 in principal amount of Notes, a holder will receive, in lieu of shares of Common Stock, an amount in cash equal to the lesser of $1,000 or the conversion value, determined in the manner set forth in the Indenture, of the number of shares of Common Stock equal to the conversion rate. If the conversion value exceeds $1,000, the Company will also deliver, at its election, cash or Common Stock or a combination of cash and Common Stock for the conversion value in excess of $1,000.
     The holders of the Notes who convert their Notes in connection with certain fundamental changes, as defined in the Indenture, may be entitled to a make-whole premium in the form of an increase in the conversion rate. Additionally, in the event of a fundamental change, the holders of the Notes may require the Company to purchase all or a portion of their Notes at a purchase price equal to 100% of the principal amount of Notes, plus accrued and unpaid interest, if any.
     The Notes and the related Indenture contain customary terms and customary events of default, including without limitation, failure to pay when due any principal amount or a fundamental change purchase price and certain cross defaults to other indebtedness. If an event of default shall have happened and is continuing, either the trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare the principal of the Notes and any accrued and unpaid interest through the date of such declaration immediately due and payable. Upon any such declaration, such principal and interest shall become due and payable immediately. In the case of certain events of bankruptcy or insolvency relating to the Company or Anixter Inc., the principal amount of the Notes together with any accrued interest through the occurrence of such event shall automatically become and be immediately due and payable.
     The Notes are unsecured and rank equally in right of payment with all of the Company’s other existing and future unsubordinated indebtedness.
     In connection with the sale of the Notes, the Company entered into a registration rights agreement, dated as of February 16, 2007, with the representative of the Initial Purchasers (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company has agreed to (a) file within 90 days after the closing of the offering of the Notes a shelf registration statement with respect to the resale of the Notes and the shares of Common Stock issuable upon conversion of the Notes and (b) use its reasonable best efforts to cause such registration statement to become effective no later than 180 days after the closing of the offering of the Notes. The Company will use its reasonable best efforts to keep the shelf registration statement effective for a period of two years after the closing of the offering of the Notes or until the earlier of (i) the sale pursuant to a shelf registration statement of all of the Notes and Common Stock issuable upon conversion of the Notes, and (ii) the date when holders (other than holders that are the Company’s “affiliates”) of the Notes and Common Stock issuable upon conversion of the Notes are able to sell all such securities immediately without restriction. The Company will be required to pay additional interest, subject to some limitations, to the holders of the Notes if it fails to comply with its obligations to register the Notes and the Common Stock issuable upon conversion of the Notes. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.2 and is incorporated herein by reference.
     On February 12, 2007, the Company entered into convertible note hedge with respect to its Common Stock (the “Convertible Note Hedge”) with Merrill Lynch International, an affiliate of one of the Initial Purchasers (the “Dealer”). The Convertible Note Hedge covers, subject to customary anti-dilution adjustments, 4,725,900 shares of Common Stock at a strike price of $63.48, which corresponds to the initial conversion price of the Notes. The Company also entered into a separate warrant transaction whereby the Company has sold to the Dealer a warrant to acquire, subject to customary anti-dilution adjustments, 4,725,900 shares of Common Stock (the “Warrant”). The Warrant has a strike price of $82.80. The Warrant may not be exercised prior to May 16, 2013, and expires over the 40 business days beginning on such date. The net cost of the Convertible Note Hedge and Warrant transactions to the Company is approximately $36.8 million. A copy of the Confirmation of OTC Convertible Note Hedge is attached hereto as Exhibit 10.2 and a copy of the Confirmation of OTC Warrant Transaction is attached hereto as Exhibit 10.3, each of which is incorporated herein by reference.
     The Convertible Note Hedge and Warrant are separate contracts entered into by the Company with the Dealer, are not part of the terms of the Notes and will not affect the holders’ rights under the Notes. The Convertible Note Hedge is expected to offset the potential dilution upon conversion of the Notes in the event that the market value per share of the Common Stock at the time of exercise is greater than approximately $63.48, which corresponds to the initial conversion price of the Notes.
     If the market value per share of the Common Stock at the time of conversion of any Notes is above the strike price of the Convertible Note Hedge, the Convertible Note Hedge will, in most cases, entitle the Company to receive from the Dealer in the aggregate the same number of shares of Common Stock as the Company would be required to issue to the holder of the converted Notes. Additionally, if the market price of the Common Stock at the time of exercise of the Warrant exceeds the strike price of the Warrant, the Company will owe the Dealer shares of Common Stock. The Convertible Note Hedge and Warrant may be settled for cash at the Company’s election.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On February 16, 2007, the Company issued $300 million aggregate principal amount of the Notes. The description of the Notes and the related Indenture contained in Item 1.01 above is incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
     On February 12, 2007, the Company agreed to sell $300 million aggregate principal amount of the Notes to the Initial Purchasers in a private placement pursuant to exemptions from the registration requirements of the Securities Act. The closing of the sale of the Notes occurred on February 16, 2007. The net proceeds from the offering, after deducting the Initial Purchasers’ discount and the estimated offering expenses payable by the Company, were approximately $292.5 million. The Initial Purchasers received an aggregate discount of $6.75 million in connection with the offering of the Notes.
     The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.
     The Notes and the underlying Common Stock issuable upon conversion of the Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
     On February 12, 2007, the Company agreed to sell to the Dealer a Warrant to acquire, subject to customary antidilution adjustments, 4,725,900 shares of Common Stock. The Warrant may not be exercised prior to May 16, 2013, expires over the 40 business days beginning on such date, and has a strike price of $82.80. On February 16, 2007, the Company received proceeds of $52.05 million from the sale of the Warrant.
     The Company offered and sold the Warrant in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Company relied on this exemption from registration based in part on representations made by the Dealer.
     The Warrant and the underlying Common Stock issuable upon exercise of the Warrant have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
     Additional information relating to the Notes and the Warrant is contained in Item 1.01 and is incorporated herein by reference.
     This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Indenture related to the 1% Senior Convertible Notes due 2013, dated as of February 16, 2007, between Anixter International Inc. and The Bank of New York Trust Company, N.A., as trustee (including form of 1% Senior Convertible Note due 2013).

4.2	Registration Rights Agreement, dated as of February 16, 2007, by and between Anixter International Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, for itself and as representative of the Initial Purchasers.

10.1	Purchase Agreement, dated February 12, 2007, among Anixter International Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC.

10.2	Confirmation of OTC Convertible Note Hedge, dated February 12, 2007, from Merrill Lynch International to Anixter International Inc.

10.3	Confirmation of OTC Warrant Transaction, dated February 12, 2007, from Merrill Lynch International to Anixter International Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANIXTER INTERNATIONAL INC.
February 16, 2007	By:	/s/ Dennis J. Letham
Dennis J. Letham
Senior Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture related to the 1% Senior Convertible Notes due 2013, dated as of February 16, 2007, between Anixter International Inc. and The Bank of New York Trust Company, N.A., as trustee (including form of 1% Senior Convertible Note due 2013).

4.2	Registration Rights Agreement, dated as of February 16, 2007, by and between Anixter International Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, for itself and as representative of the Initial Purchasers.

10.1	Purchase Agreement, dated February 12, 2007, among Anixter International Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC.

10.2	Confirmation of OTC Convertible Note Hedge, dated February 12, 2007, from Merrill Lynch International to Anixter International Inc.

10.3	Confirmation of OTC Warrant Transaction, dated February 12, 2007, from Merrill Lynch International to Anixter International Inc.